UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 9, 2014

Ventas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10989	61-1055020
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

(877) 483-6827
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                        Changes in Registrant’s Certifying Accountant.

(b) Effective on July 9, 2014, the Audit Committee of Ventas, Inc. (the “Company”) engaged KPMG LLP (“KPMG”) as the Company’s new independent public accounting firm to perform independent audit services for the fiscal year ending December 31, 2014 and to re-audit the Company’s financial statements for the fiscal years ended December 31, 2012 and 2013.  During the fiscal years ended December 31, 2012 and 2013, and the subsequent interim period through July 9, 2014, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, in connection with which either a written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

As previously disclosed by the Company in a Current Report on Form 8-K filed on July 9, 2014, the change in auditors was the result of the Company’s termination of Ernst & Young LLP (“EY”) as the Company’s registered public accountant due to EY’s determination that it was not independent of the Company due solely to an inappropriate personal relationship between an EY partner, who, until June 30, 2014, was the EY lead audit partner on the Company’s 2014 audit and quarterly review and was previously an audit engagement partner on the Company’s 2013 and 2012 audits, and an individual in a financial reporting oversight role at the Company.  The Company’s termination of EY was not for any reason related to the Company’s financial reporting or accounting operations, policies or practices.

Item 7.01.                                        Regulation FD Disclosure.

On July 9, 2014, the Company issued a press release, a copy of which is furnished herewith as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)              Financial Statements of Businesses Acquired.

Not applicable.

(b)              Pro Forma Financial Information.

Not applicable.

(c)               Shell Company Transactions.

Not applicable.

(d)              Exhibits:

Exhibit Number	Description

99.1	Press release issued by the Company on July 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTAS, INC.

By:	/s/ Kristen M. Benson
Name:	Kristen M. Benson
Title:	Senior Vice President, Associate General Counsel
and Corporate Secretary

Date: July 11, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by the Company on July 9, 2014.